UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 26, 2012

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b), (c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2012, James R. Casperson notified Bonanza Creek Energy, Inc. (the “Company”) of his decision to step down from his full-time responsibilities as Executive Vice President and Chief Financial Officer. The Company’s Board of Directors has formed a committee to assist in the evaluation of potential candidates for the Chief Financial Officer position. Mr. Casperson will continue to be available on an ongoing basis as a Consultant to assist this committee as well as the Company’s Board of Directors and Audit Committee.

In connection with Mr. Casperson’s transition, the Company’s Board of Directors has appointed Wade E. Jaques, 40, the Company’s Chief Accounting Officer, Controller and Treasurer, to assume the duties of principal financial officer. Mr. Jaques joined the Company in 2010 as its Controller, was promoted to Chief Accounting Officer in September 2011 and elected Treasurer in March 2012. Prior to joining the Company, Mr. Jaques was the Controller and Assistant Corporate Secretary for Ellora Energy, Inc., a Colorado based independent oil and gas company, from October 2005 until shortly after its merger with Exxon Mobil Corporation in August 2010. Prior to that, Mr. Jaques was an Audit Manager in Deloitte & Touche’s Denver office serving oil and gas clients.

There are no arrangements or understandings between Mr. Jaques and any other person pursuant to which Mr. Jaques will be appointed principal financial officer, nor is there a family relationship between any member of the Company’s Board of Directors or executive officer of the Company and Mr. Jaques. Mr. Jaques has not entered into any related party transactions with the Company pursuant to 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 29, 2012, the Company issued a press release announcing that James R. Casperson has decided to step down from his full-time responsibilities (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1  Press release issued October 29, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: October 29, 2012	By:	/s/ Michael R. Starzer

Michael R. Starzer
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued October 29, 2012